UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2023

Celularity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Park Ave
Florham Park, New Jersey		07932
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 768-2170

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CELU	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	CELUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 14, 2023, Celularity Inc., or Celularity, filed a petition, or the Petition, in the Court of Chancery of the State of Delaware, or the Chancery Court, under Section 205 of the Delaware General Corporation Law, or the DGCL, to resolve potential uncertainty with respect to Celularity’s authorized share capital. Such uncertainty was introduced by a recent holding in Garfield v. Boxed, Inc., 2022 WL 17959766 (Del. Ch. Dec. 27, 2022) that potentially affects Celularity and many other similarly situated companies that became publicly traded through a special purpose acquisition vehicle, or SPAC. Out of an abundance of caution, Celularity has elected to pursue the remedial actions described below. Concurrently with the filing of the Petition, Celularity filed a motion to expedite the hearing on the Petition, which was subsequently granted on March 15, 2023, as described below.

Background

On July 14, 2021, GX Acquisition Corp., or the Pre-Merger Company, the SPAC predecessor to Celularity, held a special meeting of stockholders to approve certain matters related to the business combination between the Pre-Merger Company and Celularity Operations, Inc., or Legacy Celularity. Among the proposals presented to the Pre-Merger Company stockholders included proposals to adopt a certificate of amendment to the Pre-Merger Company’s amended and restated certificate of incorporation, or the Pre-Merger Charter, to increase the number of authorized shares of its Class A common stock from 110,000,000 to 730,000,000, or the Authorized Share Amendment. The Authorized Share Amendment received approval from the holders of a majority of the Pre-Merger Company’s outstanding shares of Class A common stock and Class B common stock, voting together as a single class, that were outstanding as of the record date for such special meeting. Following the special meeting, the Pre-Merger Company and Legacy Celularity closed the business combination, the Pre-Merger Company changed its name to “Celularity Inc.” and the Pre-Merger Charter, as amended to give effect to the Authorized Share Amendment, became effective.

As noted above, the recent ruling by the Chancery Court in the Boxed case introduces uncertainty as to whether Section 242(b)(2) of the DGCL would have required the Authorized Share Amendment to be approved by separate votes of the majority of the Pre-Merger Company’s then-outstanding shares of Class A common stock and the Class B Elimination Amendment to be approved by a separate vote of the majority of the Pre-Merger Company’s then-outstanding shares of Class B common stock. In light of this recent ruling, and to resolve potential uncertainty with respect to Celularity’s Second Amended and Restated Certificate of Incorporation, or the Charter and authorized share capital, on March 14, 2023, Celularity filed the Petition in the Chancery Court under Section 205 of the DGCL to seek validation of the Authorized Share Amendment and Charter and the shares and other securities issued in reliance on the effectiveness of the Authorized Share Amendment and Charter, or the Section 205 Proceeding. Section 205 of the DGCL permits the Chancery Court, in its discretion, to validate potentially defective corporate acts.

Hearing Date

On March 15, 2023, the Chancery Court granted Celularity’s motion for expedited proceedings in the Section 205 Proceeding and set a hearing date for the Petition to be heard. The hearing has been sent for March 29, 2023, at 12:00 p.m. Eastern Time, at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. As ordered by the Chancery Court, Celularity is filing the Petition with this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1. This Current Report on Form 8-K constitutes notice of the hearing. If any stockholder of Celularity wishes to express a position on the Petition, such stockholder of Celularity may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Celularity Inc., C.A. No. 2023-0317-LWW (Del. Ch.), in advance of the hearing. Any such written submission should also be emailed to Celularity’s counsel, Kevin M. Gallagher of Richards, Layton & Finger, P.A., at Gallagher@RLF.com.

If Celularity is not successful in the Section 205 Proceeding, the uncertainty with respect to Celularity’s authorized capitalization resulting from the Chancery Court’s ruling in Boxed referenced above could have a material adverse impact on Celularity, including on Celularity’s ability to complete financing transactions or issue stock-based compensation to its employees, directors and officers, until the underlying issues are definitively resolved. This uncertainty could impair Celularity’s ability to execute its business plan, attract and retain employees, management and directors, and adversely affect its commercial relationships.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this Form 8-K that are not historical facts are forward-looking statements and include, for example, statements with respect the pending Section 205 proceeding referenced above and the potential material adverse impact on Celularity. Such forward-looking statements involve known and unknown risks and uncertainties, and its actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are based on its current beliefs and expectations of its management as of the date of this Current Report. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward looking statements include, but are not limited to, Celularity’s ability to obtain the requested relief in the Section 205 proceeding and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2021, as amended, and in its other subsequent filings with the Securities and Exchange Commission. Celularity does not intend, and, except as required by law, it undertakes no obligation, to update any of its forward-looking statements after the issuance of this Current Report on Form 8-K to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Form of DGCL Section 205 petition filed with the Chancery Court on March 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELULARITY INC.

Date:	March 17, 2023	By:	/s/ K. Harold Fletcher
K. Harold Fletcher EVP, General Counsel